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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 1, 2001



                        UNITED COMMUNITY FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)


           Ohio                      0-24399                  34-1856319
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(State or other jurisdiction       (Commission               (IRS Employer
       incorporation)              File Number)           Identification Number)


275 Federal Plaza West, Youngstown, Ohio                             44503-1203
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(Address of principal executive offices)                             (Zip Code)



       Registrant's telephone number, including area code: (330) 742-0500
                                                           --------------


                                 Not Applicable
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         (Former name or former address, if changes since last report.)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 1, 2001, United Community Financial Corp. ("United Community"), the unitary savings and loan holding company of The Home Savings and Loan Company ("Home Savings") and Butler Wick Corp. headquartered in Youngstown, Ohio, acquired all of the capital stock of Industrial Bancorp, Inc. (Industrial Bancorp), the holding company for The Industrial Savings and Loan Association ("Industrial Savings"), an Ohio-chartered savings and loan association, through the merger of Home Savings' subsidiary, UCFC Acquisition Subsidiary, Inc. into Industrial Bancorp. Industrial Savings was then merged into Home Savings. The assets acquired consisted principally of loans and securities. The consideration paid was $20.375 in cash per Industrial Bancorp share outstanding (4,284,751 shares). The total consideration paid in the acquisition was approximately $87.3 million. United Community is accounting for the acquisition as a purchase.

The sources of the consideration paid in the acquisition were cash from operations of Home Savings and funds borrowed by it from the Federal Home Loan Bank. The consideration paid was determined through negotiation with the Board of Directors of Industrial Bancorp. A fairness opinion was rendered by the investment bankers for Industrial Bancorp.

In connection with the acquisition, David M. Windau, former President and Chief Executive Officer of Industrial, joined the Board of Directors of Home Savings.

In connection with the acquisition, Home Savings will acquire all of the equipment and other physical property of Industrial Bancorp. Home Savings intends to continue to use the assets acquired in this transaction in the manner utilized by Industrial prior to the acquisition.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of business acquired

The Registrant incorporates herein by this reference the Consolidated Financial Statements and notes thereto of Industrial Bancorp, Inc. filed with the Securities and Exchange Commission as a part of the Industrial Bancorp Annual Report on Form 10-K for the year ended December 31, 2000 and as a part of the Industrial Bancorp Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 (Commission File No. 0-026248).

(b)   Pro forma financial information

      Unaudited Pro forma Consolidated Balance Sheet.........................B-1
      Unaudited Pro forma Consolidated Statements of Income..................B-2
      Notes to Unaudited Pro forma Consolidated Financial Statements.........B-4


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The exhibits listed below are filed herewith or incorporated by reference.

       2 Agreement and Plan of Merger by and among United Community Financial Corp. and The Home Savings and Loan Company and Industrial Bancorp, Inc. and The Industrial Savings and Loan Association dated as of December 9, 2000 and Amended and Restated as of January 30, 2001.

       23   Consent of Independent Auditors

       99   Text of Press Release dated July 2, 2001.

Exhibit 2 is incorporated by reference to Appendix A of the definitive proxy statement of Industrial Bancorp, Inc. filed on Schedule 14A with the Securities and Exchange Commission on March 2, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED COMMUNITY FINANCIAL CORP.



Date:  August 10, 2001                 /s/ DOUGLAS M. MCKAY
                                       --------------------
                                       Douglas M. McKay, President



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                                INDEX TO EXHIBITS


      Exhibit Number                         Description

            2              Agreement and Plan of Merger by and among
                           United Community Financial Corp. and The Home Savings and Loan Company and Industrial Bancorp, Inc. and The Industrial Savings and Loan Association dated as of December 9, 2000 and
                           Amended and Restated as of January 30, 2001.      *

            23             Consent of Independent Auditors

            99             Text of Press Release dated July 2, 2001.

    *Exhibit 2 is incorporated by reference to Appendix A of the definitive proxy statement of Industrial Bancorp, Inc. filed on Schedule 14A with the Securities and Exchange Commission on March 2, 2001.